UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2023

Semtech Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-06395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road Camarillo, California	93012-8790
(Address of principal executive offices)	(Zip Code)

805-498-2111

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

As previously disclosed, on August 2, 2022, Semtech Corporation, a Delaware corporation (“Semtech”), Sierra Wireless, Inc., a corporation existing under the Canada Business Corporations Act (“Sierra Wireless”), and 13548597 Canada Inc., a corporation formed under the Canada Business Corporations Act, and a wholly owned subsidiary of Semtech (the “Purchaser”), entered into an Arrangement Agreement (the “Arrangement Agreement”), pursuant to which, among other things, Purchaser will acquire all of the issued and outstanding common shares of Sierra Wireless (the “Arrangement”).

The consummation of the Arrangement is subject to the satisfaction or waiver of certain closing conditions including, among other things, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Waiting Period”). As previously disclosed on October 18, 2022, Semtech and Sierra Wireless each received a request for additional information and documentary material (the “Second Request”) from the Antitrust Division of the U.S. Department of Justice in connection with the Arrangement. On January 5, 2023, Semtech and Sierra issued a joint press release announcing notification that the HSR Waiting Period had been terminated. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Semtech currently anticipates the closing of the Arrangement will occur on or about January 12, 2023, subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions set forth in the Arrangement Agreement that by their nature are to be satisfied at the closing of the Arrangement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Joint Press Release of Semtech Corporation and Sierra Wireless, Inc. issued on January 5, 2023.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMTECH CORPORATION

Date: January 5, 2023	/s/ Emeka N. Chukwu
	Name:	Emeka N. Chukwu
	Title:	Chief Financial Officer